EXHIBIT 10.1

SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT
AGREEMENT

      This SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (hereinafter referred to as the “Amendment”) executed as of the 2nd day of March, 2005, by and among RANGE RESOURCES CORPORATION, a Delaware corporation (“Company”), GREAT LAKES ENERGY PARTNERS, L.L.C., a Delaware limited liability company (“GLEP”, together with the Company and each of their respective successors and permitted assigns, the “Borrowers” and each a “Borrower”), JPMORGAN CHASE BANK, N.A. (successor by merger to Bank One, N.A. (Illinois)), a national banking association (“JPMorgan Chase”), each of the financial institutions which is a party hereto (as evidenced by the signature pages to this Amendment) or which may from time to time become a party to the Credit Agreement pursuant to the provisions of Section 29 thereof or any successor or permitted assignee thereof (hereinafter collectively referred to as “Lenders”, and individually, “Lender”), JPMorgan Chase, as Administrative Agent (in its capacity as Administrative Agent and together with its successors in such capacity, “Agent”). Capitalized terms used but not defined in this Amendment have the meanings assigned to such terms in that certain Second Amended and Restated Credit Agreement dated as of June 23, 2004, by and among Borrower, Agent and Lenders (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”).

WITNESSETH:

      WHEREAS, the Borrowers have requested that the Agent and the Lenders amend the Credit Agreement to permit the Company to incur up to $175,000,000 in aggregate principal amount of additional subordinated indebtedness; and Agent and the Lenders have agreed to do so on the terms and conditions hereinafter set forth; and

      NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the Borrowers, Agent and the Lenders, hereby agree as follows:

SECTION 1. Amendments to Credit Agreement. Subject to the satisfaction or waiver in writing of each condition precedent set forth in Section 2 hereof, and in reliance on the representations, warranties, covenants and agreements contained in this Amendment, the Credit Agreement shall be amended in the manner provided in this Section 1.

      1.1 Amended Definitions. The following definition set forth in Section 1 of the Credit Agreement shall be and it hereby is amended in its entirety to read as follows:

Junior Securities means, collectively, the Senior Subordinated Notes and the agreements, indentures, notes, instruments and securities evidencing any other Subordinated Debt.

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      1.2 Additional Definitions. The following definitions shall be and they hereby are added in appropriate alphabetical order to Section 1 of the Credit Agreement.

Second Amendment means that certain Second Amendment to Second Amended and Restated Credit Agreement, dated March 2, 2005, by and among the Borrowers, Agent and the Lenders.

Second Amendment Effective Date means the date the Second Amendment becomes effective.

Subordinated Debt means, collectively, (i) the Senior Subordinated Notes outstanding as of the Second Amendment Effective Date, and (ii) unsecured Debt incurred after the Second Amendment Effective Date and prior to April 1, 2005, that has a scheduled maturity no earlier than six months after the Maturity Date and no later than ten years after the date such Debt is incurred and is otherwise incurred on substantially the same terms and conditions, including the subordination terms, as the Senior Subordinated Notes.

      1.3 Deleted Definitions. The definitions of “Convertible Subordinated Debentures” and “Convertible Preferred Stock” shall be and they hereby are deleted in their entirety from Section 1.1 of the Credit Agreement.

      1.4 Modification of Permitted Debt. Clauses (vi) and (vii) of Section 13(e) of the Credit Agreement shall be and they hereby are amended in their entirety to read as follows:

     (vi) Reserved;

     (vii) Subordinated Debt; provided, that the aggregate outstanding principal amount of such Debt does not exceed $375,000,000 at any time.

      1.5 Modification of Restricted Payments. Clause (i) of Section 13(f) of the Credit Agreement shall be and it hereby is amended in its entirety to read as follows:

     (i) Reserved;

      1.6 Modification Regarding Preferred Stock. Section 13(m) of the Credit Agreement shall be and it hereby is amended in its entirety to read as follows:

     (m) Issuance of Preferred Stock. Except as otherwise permitted with the prior written consent of the Required Lenders, the Company shall not issue any Disqualified Stock after the Effective Date.

      1.7 Modification of Junior Securities. Section 13(p) of the Credit Agreement shall be and it hereby is amended in its entirety to read as follows:

     (p) Modifications of Junior Securities. Until all of the Obligations under the Notes, this

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Agreement, the other Loan Documents and the Rate Management Transactions have been paid in full in cash and all Commitments have terminated, neither the Company nor any of its Subsidiaries will, without the prior written consent of Agent and the Required Lenders, agree to any amendment, modification or supplement to any of the Junior Securities or any indenture, agreement, document or instrument evidencing or relating to the Junior Securities the effect of which is to (a) increase the maximum principal amount of the Junior Securities (other than increases in the principal amount of Subordinated Debt permitted under clause (vii) of Section 13(e)) or the rate of interest on any of the Junior Securities (other than as a result of the imposition of a default rate of interest in accordance with the terms of the Junior Securities), (b) change or add any event of default or any covenant with respect to the Junior Securities if the effect of such change or addition is to cause any one or more of the Junior Securities to be more restrictive on the Company or any of its Subsidiaries than such Junior Securities were prior to such change or addition, (c) change the dates upon which payments of principal or interest on the Junior Securities are due, if the effect of such change is to cause any such payments to be due earlier or more frequently than such payments are due as of the date hereof, (d) change any redemption or prepayment provisions of the Junior Securities if the effect of such change is to require any such redemption or prepayment to be made prior to the dates required as of the date hereof, (e) alter the subordination provisions, if any, with respect to any of the Junior Securities, or (f) grant any Liens in any assets of the Company or any of its Subsidiaries.

SECTION 2. Conditions. The amendments to the Credit Agreement contained in Section 1 of this Amendment and the consent set forth in Section 2 of this Amendment shall be effective upon the satisfaction of each of the conditions set forth in this Section 2.

      2.1 Execution and Delivery. Each Borrower and each Guarantor shall have executed and delivered this Amendment.

      2.2 Representations and Warranties. The representations and warranties of each Borrower under this Amendment are true and correct in all material respects as of such date, as if then made (except to the extent that such representations and warranties relate solely to an earlier date).

      2.3 No Event of Default. No Event of Default shall have occurred and be continuing nor shall any event have occurred or failed to occur which, with the passage of time or service of notice, or both, would constitute an Event of Default.

      2.4 Other Documents. The Agent shall have received such other instruments and documents incidental and appropriate to the transaction provided for herein as the Agent or its special counsel may reasonably request, and all such documents shall be in form and substance satisfactory to the Agent.

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      2.5 Legal Matters Satisfactory. All legal matters incident to the consummation of the transactions contemplated hereby shall be reasonably satisfactory to special counsel for the Agent retained at the expense of the Borrowers.

SECTION 3. Representations and Warranties of Borrowers. To induce the Lenders to enter into this Amendment, the Borrowers hereby represent and warrant to the Lenders as follows:

      3.1 Reaffirmation of Representations and Warranties/Further Assurances. After giving effect to the amendments herein, each representation and warranty of any Borrower or any Guarantor contained in the Credit Agreement or in any of the other Loan Documents is true and correct in all material respects on the date hereof (except to the extent such representations and warranties relate solely to an earlier date).

      3.2 Corporate Authority; No Conflicts. The execution, delivery and performance by each Borrower and each Guarantor (to the extent a party hereto or thereto) of this Amendment and all documents, instruments and agreements contemplated herein are within each such Borrower’s or such Guarantor’s corporate or other organizational powers, have been duly authorized by necessary action, require no action by or in respect of, or filing with, any court or agency of government and do not violate or constitute a default under any provision of any applicable law or other agreements binding upon any Borrower or any Guarantor or result in the creation or imposition of any Lien upon any of the assets of any Borrower or any Guarantor except for Permitted Liens and otherwise as permitted in the Credit Agreement.

      3.3 Enforceability. This Amendment constitutes the valid and binding obligation of each Borrower and each Guarantor enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (ii) the availability of equitable remedies may be limited by equitable principles of general application.

      3.4 Convertible Subordinated Debentures and Convertible Preferred Stock. As of the date hereof, (i) all of the outstanding Convertible Subordinated Debentures have been purchased or redeemed by the Company and cancelled and none of the Convertible Subordinated Debentures are outstanding and (ii) all of the issued and outstanding shares of Convertible Preferred Stock have been converted into common stock of the Company and no shares of Convertible Preferred Stock are outstanding.

SECTION 4. Miscellaneous.

      4.1 Reaffirmation of Loan Documents and Liens. Any and all of the terms and provisions of the Credit Agreement and the Loan Documents shall, except as amended and modified hereby, remain in full force and effect. Each Borrower hereby agrees that the amendments and modifications herein contained shall in no manner affect or impair the liabilities, duties and obligations of such Borrower or any Guarantor under the Credit Agreement and the other Loan Documents or the Liens securing the payment and performance thereof.

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      4.2 Parties in Interest. All of the terms and provisions of this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

      4.3 Legal Expenses. The Borrowers hereby agree, jointly and severally, to pay all reasonable fees and expenses of special counsel to the Agent incurred by the Agent in connection with the preparation, negotiation and execution of this Amendment and all related documents.

      4.4 Counterparts. This Amendment may be executed in one or more counterparts and by different parties hereto in separate counterparts each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. However, this Amendment shall bind no party until the Borrowers, the Lenders, and the Agent have executed a counterpart. Delivery of photocopies of the signature pages to this Amendment by facsimile or electronic mail shall be effective as delivery of manually executed counterparts of this Amendment.

      4.5 Complete Agreement. THIS AMENDMENT, THE CREDIT AGREEMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

      4.6 Headings. The headings, captions and arrangements used in this Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning thereof.

[Signature Pages Follow]

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      IN WITNESS WHEREOF, the parties have caused this Second Amendment to Amended and Restated Credit Agreement to be duly executed as of the date first above written.

BORROWER: RANGE RESOURCES CORPORATION a Delaware corporation
By:	/s/ ROGER S. MANNY
Name:	Roger S. Manny
Title:	Senior Vice President

GREAT LAKES ENERGY PARTNERS, L.L.C. a Delaware limited liability company
By:	Range Holdco, Inc. Its member
By:	/s/ ROGER S. MANNY
Name:	Roger S. Manny
Title:	Senior Vice President

By:	Range Energy I, Inc. Its member
By:	/s/ ROGER S. MANNY
Name:	Roger S. Manny
Title:	Senior Vice President

Second Amendment to Second Amended and Restated Credit Agreement — Signature Page

CONSENT AND REAFFIRMATION

      The undersigned (each a “Guarantor”) hereby (i) acknowledges receipt of a copy of the foregoing Second Amendment to Second Amended and Restated Credit Agreement (the “Second Amendment”); (ii) consents to Borrower’s execution and delivery thereof; (iii) agrees to be bound thereby; (iv) affirms that nothing contained therein shall modify in any respect whatsoever its guaranty of the obligations of the Borrower to Lenders pursuant to the terms of its Guaranty in favor of Agent and the Lenders (the “Guaranty”) and (v) reaffirms that the Guaranty is and shall continue to remain in full force and effect. Although Guarantor has been informed of the matters set forth herein and has acknowledged and agreed to same, Guarantor understands that the Lenders have no obligation to inform Guarantor of such matters in the future or to seek Guarantor’s acknowledgment or agreement to future amendments or waivers, and nothing herein shall create such duty.

      IN WITNESS WHEREOF, the undersigned has executed this Consent and Reaffirmation on and as of the date of the Second Amendment.

GUARANTORS: RANGE ENERGY I, INC. a Delaware corporation
By:	/s/ ROGER S. MANNY
Name:	Roger S. Manny
Title:	Senior Vice President

RANGE HOLDCO, INC. a Delaware corporation
By:	/s/ ROGER S. MANNY
Name:	Roger S. Manny
Title:	Senior Vice President

RANGE PRODUCTION COMPANY a Delaware corporation
By:	/s/ ROGER S. MANNY
Name:	Roger S. Manny
Title:	Senior Vice President

Second Amendment to Second Amended and Restated Credit Agreement — Consent and Reaffirmation

RANGE ENERGY VENTURES CORPORATION, a Delaware corporation
By:	/s/ ROGER S. MANNY
Name:	Roger S. Manny
Title:	Senior Vice President

GULFSTAR ENERGY, INC. a Delaware corporation
By:	/s/ ROGER S. MANNY
Name:	Roger S. Manny
Title:	Senior Vice President

RANGE ENERGY FINANCE CORPORATION a Delaware corporation
By:	/s/ ROGER S. MANNY
Name:	Roger S. Manny
Title:	Senior Vice President

      Second Amendment to Second Amended and Restated Credit Agreement — Consent and Reaffirmation — Signature Page

RANGE PRODUCTION I, L.P. a Texas limited partnership
By:	RANGE PRODUCTION COMPANY Its general partner

By:	/s/ ROGER S. MANNY
Name:	Roger S. Manny
Title:	Senior Vice President

RANGE RESOURCES, L.L.C. a Oklahoma limited liability company
By:	RANGE PRODUCTION COMPANY Its member

By:	/s/ ROGER S. MANNY
Name:	Roger S. Manny
Title:	Senior Vice President

By:	RANGE HOLDCO, INC. Its member

By:	/s/ ROGER S. MANNY
Name:	Roger S. Manny
Title:	Senior Vice President

Second Amendment to Second Amended and Restated Credit Agreement — Consent and Reaffirmation — Signature Page